UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200
Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (302) 295-3800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2025, Inhibikase Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, BofA Securities, Inc. and Cantor Fitzgerald & Co., as representatives of the several underwriters listed on Schedule A thereto (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of (i) 46,091,739 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and (ii) in lieu of Common Stock to certain investors, pre-funded warrants to purchase up to an aggregate of 22,873,779 shares of Common Stock (the “Pre-Funded Warrants” and the Common Stock issuable upon exercise of the Pre-Funded Warrants, the “Warrant Shares”). The Company also granted the underwriters a 30-day option to purchase up to an additional 10,344,827 shares of Common Stock at the public offering price, less underwriting discounts and commissions. All of the Shares and the Pre-Funded Warrants in the Offering were sold by the Company. Each Share was offered and sold at an offering price of $1.45, and each Pre-Funded Warrant was offered and sold at an offering price of $1.449, which is equal to the offering price per share of Common Stock less the $0.001 exercise price of each Pre-Funded Warrant. The Offering is expected to close on November 24, 2025, subject to customary closing conditions.

Each Pre-Funded Warrant has an initial exercise price per share of $0.001, subject to certain adjustments. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Under the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant (i) if immediately prior to the exercise, holder (together with its affiliates), beneficially own an aggregate number of shares of Common Stock greater than 4.99% or 9.99%, as applicable (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock of the Company without taking into account any Warrant Shares, or (ii) to the extent that immediately following the exercise, holder (together with its affiliates) would beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of such shares of Common Stock, which such percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 19.99% upon 61 days’ notice to the Company.

The Company estimates that the net proceeds from the Offering will be approximately $93.6 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, or $107.7 million, if the underwriters exercise their option in full.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-288213) as filed with the U.S. Securities and Exchange Commission (“SEC”) on June 20, 2025 and declared effective on June 27, 2025, as supplemented by a final prospectus supplement dated November 20, 2025, filed on November 21, 2025.

The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete statement of the rights and obligations of the parties under the Underwriting Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing is only a brief description of the terms of the form of Pre-Funded Warrant, does not purport to be a complete statement of the rights and obligations of the parties thereto and the transactions contemplated thereby, and is qualified in its entirety by reference to the form of Pre-Funded Warrant that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of Goodwin Procter LLP relating to the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is incorporated herein by reference.

Item 8.01	Other Events.

Effective November 20, 2025, the Company and the holders of all of the outstanding Series A-1 Warrants to Purchase Common Stock or Pre-Funded Warrants (each, a “Series A-1 Warrant”) and outstanding Series B-1 Warrants to Purchase Common Stock or Pre-Funded Warrants (each, a “Series B-1 Warrant”) issued on October 21, 2024, amended the terms of the Series A-1 Warrants (the “Amendment to Series A-1 Warrant”) and the Series B-1 Warrants (the “Amendment to Series B-1 Warrant”) to reflect the Company’s plan to advance IKT-001 to a global pivotal Phase 3 clinical trial in PAH.

The descriptions of the Amendment to Series A-1 Warrant and the Amendment to Series B-1 Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Amendment to Series A-1 Warrant and the Amendment to Series B-1 Warrant. Copies of the form of the Amendment to Series A-1 Warrant and the form of the Amendment to Series B-1 Warrant are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the timing and closing of the Offering and expected proceeds of the Offering. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s clinical trial of IKT-001 in PAH and the Company’s future activities, or future events or conditions; expectations regarding the anticipated contribution of our new leadership team to our operations and progress; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 20, 2025, by and among the Company and Jefferies LLC, BofA Securities, Inc., and Cantor Fitzgerald & Co. as representatives of the several underwriters listed on Schedule A thereto.

4.1	Form of Pre-Funded Warrant.

4.2	Form of Amendment to Series A-1 Warrant.

4.3	Form of Amendment to Series B-1 Warrant.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	INHIBIKASE THERAPEUTICS, INC.

	By:	/s/ Mark Iwicki
Mark Iwicki
Chief Executive Officer